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                        REGISTRATION RIGHTS AGREEMENT

                        Dated as of September 30, 1997

                                 by and among

                            ACME TELEVISION, LLC,
                          ACME FINANCE CORPORATION,
                         The GUARANTORS Named Herein

                                     and

                     CIBC WOOD GUNDY SECURITIES CORP. and
             MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                            as Initial Purchasers






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

                              TABLE OF CONTENTS

                                                                          PAGE

1.    Definitions...................................................      1

2.    Exchange Offer................................................      5

3.    Shelf Registration............................................      8
      (a)  Initial Shelf Registration..............................       8
      (b)  Subsequent Shelf Registrations..........................       9
      (c)  Supplements and Amendments..............................       9

4.    Damage Amounts................................................     10

5.    Registration Procedures.......................................     11

6.    Registration Expenses.........................................     22

7.    Indemnification...............................................     24

8.    Rules 144 and 144A............................................     27

9.    Underwritten Registrations....................................     28

10.   Miscellaneous.................................................     28
      (a)  Remedies................................................      28
      (b)  Enforcement.............................................      29
      (c)  No Inconsistent Agreements..............................      29
      (d)  Adjustments Affecting Registrable Notes.................      29
      (e)  Amendments and Waivers..................................      29
      (f)  Notices.................................................      29
      (g)  Successors and Assigns..................................      30
      (h)  Counterparts............................................      30
      (i)  Headings................................................      31
      (j)  Governing Law...........................................      31
      (k)  Severability............................................      31
      (l)  Entire Agreement........................................      31
      (m)  Notes Held by the Obligors or Their
            Affiliates.............................................      31

            NOTES REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") dated as of September 30, 1997, by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "COMPANY"), ACME FINANCE CORPORATION, a Delaware corporation (together with the Company, the "Issuers"), the Guarantors set forth herein (together with the Issuers, the "Obligors") and CIBC WOOD GUNDY
SECURITIES CORP. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (together, the "INITIAL PURCHASERS").

            This Agreement is entered into in connection with the Purchase Agreement, dated as of September 24, 1997, by and among the Obligors and the Initial Purchasers (the "PURCHASE AGREEMENT") relating to the sale by the Issuers to the Initial Purchasers of $175,000,000 aggregate principal amount at maturity of 10 7/8% Senior Discount Notes due 2004 of the Issuers (referred to together with the joint and several guarantees of the Guarantors as the "NOTES").

            In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Obligors have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and the Holders. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

            The parties hereby agree as follows:

1.  DEFINITIONS

            As used in this Agreement, the following terms shall have the following meanings:

            ADVICE:  See Section 5.

            APPLICABLE PERIOD:  See Section 2(b).

            CLOSING:  See the Purchase Agreement.

            COMPANY:  See the introductory paragraph to this Agreement.

            DAMAGE AMOUNTS:  See Section 4(a).

            EFFECTIVENESS DATE:  The 150th day after the Issue Date.

            EFFECTIVENESS PERIOD:  See Section 3(a).

            EVENT DATE:  See Section 4(b).

            EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            EXCHANGE NOTES:  See Section 2(a).

            EXCHANGE OFFER:  See Section 2(a).

            EXCHANGE REGISTRATION STATEMENT:  See Section 2(a).

            FILING DATE:  The 45th day after the Issue Date.


            GUARANTORS:   ACME  Television  Licenses  of  Missouri,  Inc.,  a
Missouri corporation, ACME Television Holdings of Oregon, LLC, an Oregon limited liability company, ACME Television Holdings of Tennessee, LLC, a Tennessee limited liability company, ACME Television Holdings of Utah, LLC, a Delaware limited liability company, ACME Television Holdings of New Mexico, LLC, a Delaware limited liability company, ACME Television Licenses of Oregon, LLC, an Oregon limited liability company, ACME Television Licenses of Tenessee, LLC, a Tennessee limited liability company, ACME Television Licenses of New Mexico, LLC, a Delaware limited liability company ACME Television of Oregon, LLC, an Oregon limited liability company, ACME Television of Tennessee, LLC, a Tennessee limited liability company, and ACME Subsidiary Holdings III, LLC, a Delaware limited liability company.

            HOLDER:  Any holder of a Registrable Note or Registrable Notes.

            INDEMNIFIED PERSON:  See Section 7(c).

            INDEMNIFYING PERSON:  See Section 7(c).

            INDENTURE: The Indenture, dated as of September 30, 1997, by and among the Obligors and Wilmington Trust Company, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

            INITIAL PURCHASERS: See the introductory paragraph to this Agreement.

            INITIAL SHELF REGISTRATION:  See Section 3(a).

            INSPECTORS:  See Section 5(o).

            ISSUE DATE: The date on which the original Notes are sold to the Initial Purchasers pursuant to the Purchase Agreement.

            LIEN:  See the Indenture.

            NASD:  See Section 5(t).

            NOTES:  See the introductory paragraphs to this Agreement.

            PARTICIPANT:  See Section 7(a).

            PARTICIPATING BROKER-DEALER:  See Section 2(b).

            PERSON: An individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

            PRIVATE EXCHANGE:  See Section 2(b).

            PRIVATE EXCHANGE NOTES:  See Section 2(b).

            PROSPECTUS:  The prospectus  included in any Registration  Statement
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            PURCHASE AGREEMENT: See the introductory paragraphs to this Agreement.

            RECORDS:  See Section 5(o).

            REGISTRABLE NOTES: The Notes upon original issuance of the Notes and at all times subsequent thereto and, if issued, the Private Exchange Notes, until in the case of any such Notes or any such Private Exchange Notes, as the case may be, (i) a Registration Statement covering such Notes or such Private Exchange Notes has been declared effective by the SEC and such Notes or such Private Exchange Notes, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such Notes or such Private Exchange Notes, as the case may be, are sold in compliance with Rule 144, (iii) in the case of any Note, the Exchange Offer has been consummated, (iv) such Notes or such Private Exchange Notes, as the case may be, cease to be outstanding or (v) two years have passed from the Issue Date.

            REGISTRATION DEFAULT:  See Section 4(a).

            REGISTRATION STATEMENT: Any registration statement of the Issuers, including, but not limited to, the Exchange Registration Statement, which covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the

            Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            RULE 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

            RULE 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

            RULE 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            SEC:  The Securities and Exchange Commission.

            SECURITIES:  See the introductory paragraphs to this Agreement.

            SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

            SHELF NOTICE:  See Section 2(c).

            SHELF REGISTRATION:  See Section 3(b).

            SUBSEQUENT SHELF REGISTRATION:  See Section 3(b).

            TIA:  The Trust Indenture Act of 1939, as amended.

            TRUSTEE: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and Private Exchange Notes (if any).

            UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Obligors are sold to an underwriter(s) for reoffering to the public.

2.  EXCHANGE OFFER

     (a) The Obligors agree to use their best efforts to file with the SEC as soon as practicable after the Closing, but in no event later than the Filing Date, an offer to exchange (the "EXCHANGE OFFER") any and all of the Notes for a like aggregate principal amount at maturity of debt securities of the Obligors which are identical to the Notes (the "EXCHANGE NOTES") (and which are entitled to the benefits of the Indenture or a trust indenture which is substantially identical to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Notes shall have been registered pursuant to an effective Registration Statement under the Securities Act. The Exchange Offer will be registered under the Securities Act on an appropriate form (the "EXCHANGE REGISTRATION STATEMENT") and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Obligors agree to use their best efforts to (x) cause the Exchange Registration Statement to become effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 180th day following the Issue Date. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Notes received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and that such Holder is not an affiliate of the Obligors within the meaning of Rule 405 promulgated under the Securities Act or if it is such an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable. Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to ap-ply, MUTATIS MUTANDIS, solely with respect to Registrable Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers (as defined below), and the Obligors shall have no further obligation to register Registrable Notes (other than Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers) pursuant to Section 3 of this Agreement.

          (b) The Obligors shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also allow the use of the Prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

            The Obligors shall use their best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes, PROVIDED that such period shall not exceed 180 days (or such longer period if extended pursuant to the last paragraph of Section 5) after the date of the consummation of the Exchange Offer (the "APPLICABLE PERIOD").

            If, prior to consummation of the Exchange Offer, either of the Initial Purchasers holds any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Obligors upon the request of such Initial Purchaser shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Notes held by such Initial Purchaser, a like principal amount at maturity of debt securities of the Obligors that are identical in all material respects to the Exchange Notes (the "PRIVATE EXCHANGE NOTES") (and which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes. The Exchange Notes and any Private Exchange Notes will be exchanged at the Accreted Value of the Notes existing on the date the exchange is effected; and, if cash interest has begun to accrue on the Notes, interest on the Exchange Notes and any Private Exchange Notes will accrue from the later of (i) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date.

            In connection with the Exchange Offer, the Obligors shall:

             (i) mail to each Holder a copy of the  Prospectus  forming  part of
      the   Exchange   Registration  Statement,  together  with  an  appropriate
      letter of transmittal and related documents;

            (ii) utilize the services of a depository for the Exchange Offer with an address in New York, New York; and

           (iii) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open.

            As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Obligors shall:

             (i) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

            (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

           (iii) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in princi-
pal amount at maturity to the Notes of such Holder so accepted for exchange.

            The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture substantially identical to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes will vote and consent together, to the extent provided by the Indenture, on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

          (c) If (1) prior to the consummation of the Exchange Offer, the Obligors or Holders of at least a majority in aggregate principal amount at maturity of the Registrable Notes reasonably determine in good faith that (i) the Exchange Notes would not, upon receipt, be tradable by such Holders which are not affiliates (within the meaning of the Securities Act) of the Obligors without restriction under the Securities Act and without restrictions under applicable state securities laws or (ii) after conferring with counsel, the SEC is unlikely to permit the consummation of the Exchange Offer prior to 180 days after the Issue Date, (2) subsequent to the consummation of the Private Exchange, any holder of the Private Exchange Notes so requests, or (3) the Exchange Offer is commenced and not consummated within 180 days of the Issue Date, then the Obligors shall promptly deliver to the Holders and the Trustee written notice thereof (the "SHELF NOTICE") and shall file an Initial Shelf Registration pursuant to Section 3.

3.  SHELF REGISTRATION

            If a Shelf Notice is delivered as contemplated by Section 2(c), then:

            (a) INITIAL SHELF REGISTRATION. The Obligors shall prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "INITIAL SHELF REGISTRATION"). The Obligors shall use their best efforts to file with the SEC the Initial Shelf Registration within 30 days of the delivery of the Shelf Notice. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by such Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The

Obligors shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below). The Obligors shall use their best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until two years from the Issue Date (the "EFFECTIVENESS Period"), or such shorter period ending when (i) all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or
(ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act.

          (b) SUBSEQUENT SHELF REGISTRATIONS. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (prior to the sale of all of the securities registered thereunder), the Obligors shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "SUBSEQUENT SHELF REGISTRATION"). In the event that the Obligors become eligible to use any form other than form S-1 for a Subsequent Shelf Registration, if permitted under applicable law, the Obligors shall be entitled to cause a Subsequent Shelf Registration to be substituted for the Initial Shelf Registration. If a Subsequent Shelf Registration is filed, the Obligors shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective during the Effectiveness Period. As used herein the term "SHELF REGISTRATION" means the Initial Shelf Registration and any Subsequent Shelf Registration.

            (c)  SUPPLEMENTS   AND  AMENDMENTS.   The  Obligors  shall  promptly
supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes covered by such Registration Statement or by any underwriter(s) of such Registrable Notes.

4.  ADDITIONAL INTEREST

            (a) The Obligors and the Initial Purchasers agree that the Holders of Registrable Notes will suffer damages if the Obligors fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Obligors agree to pay liquidated damage payments on the Notes ("DAMAGE AMOUNTS") under the circumstances set forth below:

             (i) if the Exchange Registration Statement has not been filed on or prior to the Filing Date or the Initial Shelf Registration has not been filed within 30 days following the delivery of a Shelf Notice prior to the filing date;

            (ii) if neither the Exchange Registration Statement nor the Initial Shelf Registration has been declared effective on or prior to the Effectiveness Date; and/or

            (iii) if either (A), if applicable, the Obligors have not exchanged the Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 180th day following the Issue Date or (B) , if applicable, the Exchange Registration Statement ceases to be effective at any time prior to the time that the Exchange Offer is consummated or (C) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time prior to the earlier of the date on which all Registrable Notes covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration or the second anniversary of the Issue Date;

(each such event referred to in clauses (i) through (iii) above is a "REGISTRATION DEFAULT"), the sole remedy available to holders of the Notes will be the accrual and cash payment of Damage Amounts as follows: upon the occurrence of one or more Registration Defaults, Damage Amounts shall begin to accrue at a rate equal to 0.5% per annum of the average Accreted Value (as defined in the Indenture) of the Notes for the first 90 days during which any such Registration Default exists; and the per annum Damage Amount accrual rate will increase by an additional 0.25% per annum of the average Accreted Value of the Notes for each subsequent 90-day period during which any Registration Default remains uncured, up to a maximum Damage Amount accrual rate of 2.0% per annum of the average Accreted Value of the Notes for all Registration Defaults, PROVIDED, HOWEVER, that (1) upon the filing of the Exchange Registration Statement or the Initial Shelf Registration (in the case of (i) above), (2) upon the effectiveness of the Exchange Registration Statement or a Shelf Registration (in the case of (ii) above) or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of (iii)(A) above), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) above), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) above), Damage Amounts on the Notes as a result of such clause (i),
(ii) or (iii) (or the relevant subclause thereof), as the case may be, shall cease to accrue, and PROVIDED, FURTHER, that in the case of a Registration Default under (iii)(C) above, will only be payable with respect to Notes so long as they are Registrable Notes.

            (b) The Obligors shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Damage Amounts are required to be paid (an "EVENT DATE"). Any Damage Amounts due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each March 31 and September 30 (to the Holders of record on the March 15 and September 15 immediately preceding such dates), commencing with the first such date occurring after any such Damage Amounts commence to accrue. The Damage Amounts with respect to each Note will be determined by multiplying the applicable Damage Amounts accrual rate by the Average Accreted Value of such Note during the applicable period, multiplied by a fraction, the numerator of which is the number of days such Damage Amounts accrual rate were applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

5.  Registration Procedures

            In connection with the registration of any Registrable Notes or Private Exchange Notes pursuant to Section 2 or 3 hereof, the Obligors shall effect such registrations to permit the sale of such Registrable Notes or Private Exchange Notes in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Obligors shall:

            (a) Prepare and file with the SEC, prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and shall use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein, PROVIDED that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Obligors shall, if requested by any Holders of Registrable Notes, furnish to and afford such Holders of the Registrable Notes and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriter(s), if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5 business days prior to such filing). The Obligors shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes covered by such Registration Statement, or such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriter(s), if any, shall reasonably object; PROVIDED, HOWEVER, during any delay in meeting the time frames contemplated by
Section 4 hereof as a result of actions of any Holder (other than by reason of a reasonable objection of such Holder as provided above) of Registrable Notes, no Damage Amounts shall accrue or be payable to such Holder.

            (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Obligors shall be deemed not to have used their best efforts to keep a Registration Statement effective during the Applicable Period if either Issuer voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or unless the Obligors comply with this Agreement, including without limitation, the provisions of clause 5(c)(v) below.

            (c) If (1) a Shelf  Registration  is filed pursuant to Section 3, or
      (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriter(s), if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment thereto has been filed, and, with respect to a Registration Statement or any post-effective amendment thereto, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment thereto including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes the representations and warranties of the Obligors contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct, (iv) of the receipt by the Obligors of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known to the Obligors that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
      (vi) the Obligors' reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (d) If (1) a Shelf  Registration  is filed pursuant to Section 3, or
      (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their best efforts to obtain the withdrawal of any such order at the earliest possible moment.

            (e) If a Shelf Registration is filed pursuant to Section 3 and if reasonably requested by the managing underwriter(s), if any, or the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes being sold in connection with an underwritten offering,
      (i) promptly incorporate in a Prospectus supplement or post-effective amendment thereto such information as the managing underwriter(s), if any, or such Holders rea-sonably request to be included therein, (ii) make all required filings of such Prospectus supplement or such post-effective amendment thereto as soon as practicable after the Obligors have received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment thereto and (iii), if applicable, supplement or make amendments to such Registration Statement.

            (f) If (1) a Shelf  Registration  is filed pursuant to Section 3, or
      (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and the managing underwriter(s), if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

            (g) If (1) a Shelf  Registration  is filed pursuant to Section 3, or
      (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel, and the managing underwriter or underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Obligors hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the managing underwriter or underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Notes covered by or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to such Prospectus and any amendment or supplement thereto.

            (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, to use their best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing, PROVIDED that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Obligors agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; PROVIDED that the Obligors shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction.

            (i) If a Shelf Registration is filed pursuant to Section 3, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request and which are consistent with the terms of the indenture under which the Registrable Notes are issued.

            (j) Use their best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the managing underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Obligors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals at such sellers' cost and expense.

            (k) If (1) a Shelf  Registration  is filed pursuant to Section 3, or
      (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as reasonably practicable prepare and (subject to Section 5(a) above) file with the SEC, at the expense of the Obligors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer during the Applicable Period, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (l) Use their best efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes sold by a Participating Broker-Dealer during the Applicable Period, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

            (m) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with printed certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

            (n) In connection with an underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter(s), if any, in order to expedite or facilitate the registration or the disposition of such Registrable Notes, and in such connection, (i) make such reasonable representations and warranties to the managing underwriter or underwriters on behalf of any underwriters, with respect to the business of the Obligors and their subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by Obligors to underwriters in underwritten offerings of debt securities, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Obligors and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the managing underwriter or underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Obligors (and, if necessary, any other independent certified public accountants of any subsidiary of the Obligors or of any business acquired by the Obligors for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the managing underwriter or underwriters on behalf of any underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount at maturity of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

            (o) If (1) a Shelf  Registration  is filed pursuant to Section 3, or
      (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold who holds at least $2.0 million in aggregate principal amount of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Obligors and their subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Obligors and their subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Obligors determine, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement and the Obligors fail to promptly correct such material misstatement or omission after notice thereof, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
      (iii) the information in such Records has been made generally available to the public other than through the Inspectors' breach of any confidentiality agreement. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer or underwriter will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it for any purpose other than discharging due diligence responsibilities. In addition, such information shall not be used as the basis for any market transactions in the securities of the Obligors unless and until such is made generally available to the public. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Obligors and allow the Obligors to undertake appropriate action to prevent disclosure of the Records deemed confidential at their expense.

            (p) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer Registration Statement or the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

            (q) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Obligors after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

            (r) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Obligors, in a form customary for underwritten offerings of debt securities similar to the Notes, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Obligors have duly authorized, executed and delivered the Exchange Notes and Private Exchange Notes and the related indenture and (ii) each of the Exchange Notes or the Private Exchange Notes, as the case may be, and related indenture constitute a legal, valid and binding obligation of the Obligors, enforceable against the Obligors in accordance with its respective terms (with customary exceptions).

            (s) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Obligors (or to such other Person as directed by the Obligors) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Obligors shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; and, in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

            (t) Cooperate with each seller of Registrable Notes covered by any Registration Statement and the managing underwriter(s), if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

            (u) Use their reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby.

            The Obligors may require each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected to furnish to the Obligors such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, as the Obligors may, from time to time, reasonably request.

The Obligors may exclude from such registration the Registrable Notes of any seller or Participating Broker-Dealer who fails to furnish such information within a reasonable time after receiving such request, and during any delay in meeting the time frames contemplated by Section 4 hereof as a result of a delay in receiving any such information, no Additional Interest shall accrue or be payable.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Obligors of the happening of any event of the kind described in
Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "ADVICE") by the Obligors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Obligors shall give any such notice, the Applicable Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Exchange Notes to be sold by such Participating Broker-Dealer, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) or (y) the Advice.

6.  REGISTRATION EXPENSES

            (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Obligors shall be borne by the Obligors whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with one underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the Holders of Registrable Notes are located, in the case of the Exchange Notes, or

(y) as provided in Section 5(h), in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the managing underwriter or underwriters, if any, or, in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or of such Exchange Notes, as the case may be), (iii) reasonable messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Obligors and fees and disbursements of special counsel for the sellers of Registrable Notes (subject to the provisions of Section 6(b)), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Obligors desire such insurance, (viii) fees and expenses of the Trustee (including, without limitation, fees and disbursements of counsel),
(ix) fees and expenses of all other Persons retained by the Obligors, (x) internal expenses of the Obligors (including, without limitation, all salaries and expenses of officers and employees of the Obligors performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the reasonable fees and expenses incurred in connection with any listing of the securities to be registered on any securities exchange if the Obligors elect to list any such securities and (xiii) the expenses incurred by the Obligors relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

            (b) In connection with any Shelf Registration hereunder, the Obligors shall reimburse the Holders of the Registrable Notes being registered in such registration for the actual reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount at maturity of the Registrable Notes to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Registrable Notes incurred in connection with the registration of the Registrable Notes. Notwithstanding anything to the contrary contained herein, the Obligors shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Notes.

7.  INDEMNIFICATION

          (a) The Obligors agree to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers and directors of each such person, and each person, if any, who controls any such person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "PARTICIPANT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Obligors shall have furnished any amendments or supplements thereto) or any preliminary Prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to any Participant, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Participant or underwriter furnished to the Obligors in writing by such Participant or underwriter expressly for use therein; PROVIDED that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Participant or underwriter (or to the benefit of any person controlling such Participant or underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Notes or Exchange Notes if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Obligors shall have furnished any amendments or supplements thereto) and a copy of the related Prospectus (as so amended or supplemented) shall have been furnished to such Participant or underwriter at or prior to the sale of such Registrable Notes or Exchange Notes, as the case may be, and such Participant or underwriter shall have failed to deliver a copy of the Prospectus to such person at or prior to the confirmation of the applicable sale or at a time the Obligors had notified persons under the last paragraph of
Section 5 hereof to cease using such Registration Statement or Prospectus.

            (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless each of the Obligors, their respective directors and officers and each person who controls any such person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Obligors to each Participant, but only with reference to information relating to such Participant furnished to the Obligors in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus. The liability of any Participant under this paragraph (b) shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes giving rise to such obligations.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 7, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain one counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary,
(ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representations of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes sold by all such Participants and any such separate firm for the Obligors, their directors, their officers and such control persons of the Obligors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of a request for fees and expenses of counsel retained by the Indemnified Person pursuant to this paragraph and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; PROVIDED, HOWEVER, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            If the indemnification provided for in paragraphs (a) and (b) of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Obligors on the one hand and the Participants on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Obligors on the one hand and the Participants on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Obligors or by the Participants and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The parties shall agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.


8.  RULES 144 AND 144A

            Each of the Obligors agrees that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time the Obligors are not required to file such reports, they will, upon the request of any Holder of Registrable Notes, make publicly available other information of a like nature until no longer necessary to permit sales pursuant to Rule 144 or Rule 144A. The Obligors further covenant that so long as any Registrable Notes remain outstanding to make available to any Holder of Registrable Notes in connection with any sale thereof, the in-formation required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to (a) such Rule 144A, or (b) any similar rule or regulation hereafter adopted by the SEC, unless at such time the Registrable Notes are fully salable under Rule 144 or any successor provision.

9.  UNDERWRITTEN REGISTRATIONS

            If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount at maturity of such Registrable Notes included in such offering and shall be reasonably acceptable to the Obligors.

            No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.  MISCELLANEOUS

            (a) REMEDIES. In the event of a breach by the Obligors of any of their obligations under this Agreement, other than the occurrence of an event which requires payment of Damage Amounts, each Holder of Registrable Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. In the event of a breach by the Obligors of any of their obligations under this Agreement, other than the occurrence of an event which required payment of Damage Amounts, the Obligors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) ENFORCEMENT. The Trustee shall be authorized to enforce the provisions of this Agreement for the ratable benefit of the Holders.

            (c) NO INCONSISTENT AGREEMENTS. The Obligors do not have, as of the date hereof, and the Obligors shall not, after the date of this Agreement, enter into any agreement with respect to any of their securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The Obligors have not entered and will not enter into any agreement with respect to any of their securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

            (d) ADJUSTMENTS AFFECTING REGISTRABLE NOTES. The Obligors shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

            (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Obligors have obtained the written consent of Holders of at least a majority of the then outstanding aggregate principal amount at maturity of Registrable Notes. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount at maturity of the Registrable Notes being sold by such Holders pursuant to such Registration Statement, PROVIDED that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

            (f) NOTICES. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

             (i) if to a Holder of Registrable Notes, at the most current address given by the Trustee to the Obligors; and

            (ii)  if to the Obligors:

                        ACME Television LLC
                        West Oak Street
                        Burbank, CA  91505
                        Attention:  President
                              Tel:  (818) 977-6640
                              Fax:  (818) 977-6808

                   with a copy to:

                        Dickstein Shapiro
                        2101 L Street, NW
                        Washington, DC 20037-1526
                        Attention:  Emmanuel Faust, Esq.
                              Tel:  (202) 828-2265
                              Fax:  (202) 887-0689

            All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) three business days after being deposited in the mail, postage prepaid, if mailed;
(iii) one business day after being timely delivered to a next-day air courier; and (iv) when receipt is acknowledged by the addressee, if telecopied.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

            (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Notes.

            (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (j) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            (k) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

            (l) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

            m) JOINT AND SEVERAL OBLIGATIONS. Unless otherwise stated herein, each of the obligations of the Obligors under this Agreement shall be the an obligation of each of the Issuers and each of the several Guarantors on a joint and several basis.

            (n) NOTES HELD BY THE COMPANY OR THEIR AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Obligors or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed outstanding for such purpose and shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      IN WITNESS WHEREOF, the parties have executed this Notes Registration Rights Agreement as of the date first written above.

                        ACME TELEVISION, LLC

                        By: ACME International Holdings, LLC
                               its majority member

                        By: ACME Television Holdings, LLC
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer



                        ACME FINANCE CORPORATION



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer


                        ACME TELEVISION LICENSES OF
                          MISSOURI, INC.



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer

                        ACME TELEVISION HOLDINGS OF
                          OREGON, LLC

                        By:  ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title: Chief Financial Officer


                         ACME TELEVISION HOLDINGS OF
                            TENNESEE, LLC

                         By:  ACME Television, LLC,
                               its majority member
                         By: ACME Intermediate Holdings, LLC,
                               its majority member
                         By: ACME Television Holdings, LLC,
                               its majority member



                         By: /s/Thomas Allen
                            -------------------------------
                             Name:   Thomas Allen
                             Title: Chief Financial Officer


                         ACME TELEVISION HOLDINGS OF UTAH, LLC

                         By:  ACME Television, LLC,
                               its majority member
                         By: ACME Intermediate Holdings, LLC,
                               its majority member
                         By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title: Chief Financial Officer

                        ACME TELEVISION HOLDINGS OF
                           NEW MEXICO, LLC

                        By: ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer


                        ACME TELEVISION LICENSES OF
                           OREGON, LLC

                        By: ACME Television Holdings of
                                     Oregon, LLC
                        By: ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer

                         ACME TELEVISION LICENSES OF
                            TENNESEE, LLC

                         By: ACME Television Holdings of
                               Tennessee, LLC,
                               its majority member
                         By: ACME Television, LLC,
                               its majority member
                         By: ACME Intermediate Holdings, LLC,
                               its majority member
                         By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer


                        ACME TELEVISION LICENSES OF
                           NEW MEXICO, LLC

                        By:  ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title: Chief Financial Officer

                        ACME TELEVISION OF OREGON, LLC

                        By: ACME Television Holdings of
                                     Oregon,  LLC,
                               its majority member
                        By: ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer


                        ACME TELEVISION OF TENNESEE, LLC

                        By: ACME Television Holdings of
                               Tennessee, LLC,
                               its majority member
                        By: ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer

                        ACME SUBSIDIARY HOLDINGS III, LLC

                        By:  ACME Television, LLC,
                               its majority member
                        By: ACME Intermediate Holdings, LLC,
                               its majority member
                        By: ACME Television Holdings, LLC,
                               its majority member



                        By: /s/Thomas Allen
                            -------------------------------
                            Name:   Thomas Allen
                            Title:  Chief Financial Officer


CIBC WOOD GUNDY SECURITIES CORP.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:  CIBC WOOD GUNDY SECURITIES CORP.


By:  /s/Andrew R. Meyer
     -------------------------------
      Name:  Andrew Meyer
      Title: Managing Director